EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------


                     This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of common shares, par value $1.00 per share, of Max Re Capital Ltd. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  September 9, 2003
                                CAPITAL Z INVESTMENTS, L.P.

                                By: Capital Z Investment Management, Ltd., its
                                    ultimate general partner


                                By:   /s/ David A. Spuria
                                   ---------------------------------------------
                                       David A. Spuria
                                       General Counsel, Vice President of
                                       Administration and Secretary

                                CAPITAL Z INVESTMENT MANAGEMENT, L.P.

                                By: Capital Z Investment Management, Ltd., its
                                    general partner

                                By:  /s/ David A. Spuria
                                   ---------------------------------------------
                                       David A. Spuria
                                       General Counsel, Vice President of
                                       Administration and Secretary

                                CAPITAL Z INVESTMENT MANAGEMENT, LTD.

                                By: /s/ David A. Spuria
                                   ---------------------------------------------
                                       David A. Spuria
                                       General Counsel, Vice President of
                                       Administration and Secretary